SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 25, 2008
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080

     (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
Address of President at Annual Stockholders Meeting on April 25, 2008. The presentation, as presented is in exhibit Item 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: April 25, 2008	By:	/s/ Duane W. Albro.
Name: Duane W. Albro
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation at Annual Stockholders Meeting on April 25, 2008.